Exhibit H

CUSIP # 46515CJY1	Series 1
ISIN # US46515CJY12	No. [●]

Unless this certificate is presented by an authorized representative of The Depository Trust Company to Israel or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

THE STATE OF ISRAEL

4.500% Bonds Due 2031

$[●]

The State of Israel (“Israel”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [●] MILLION United States Dollars ($[●]) on January 13, 2031 and to pay interest thereon from January 13, 2026, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on January 13 and July 13 in each year, commencing July 13, 2026 (each an “Interest Payment Date”), at the rate of 4.500% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Fiscal Agency Agreement hereinafter referred to, be paid to the person (the “registered holder”) in whose name this Bond (or one or more predecessor Bonds) is registered at the close of business on December 30 or June 29 (whether or not a business day), as the case may be (each a “Regular Record Date”), next preceding such Interest Payment Date at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York. Interest shall be paid on the basis of a 360-day year, consisting of twelve 30-day months. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the registered holder on such Regular Record Date and may either be paid to the person in whose name this Bond (or one or more predecessor Bonds) is registered at the close of business on a special record date for the payment of such interest to be fixed by Israel, notice whereof shall be given to registered holders of Bonds of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this series may be listed, and upon such notice as may be required by such exchange.

This Bond is a permanent book-entry security evidencing a duly authorized issue of securities of Israel (including this Bond, herein called the “Bonds”) and is governed by the provisions of a Fiscal Agency Agreement dated as of March 13, 2000, between Israel and Citibank, N.A., as Fiscal Agent (herein called the “Fiscal Agent”, which term includes any successor fiscal agent under the Fiscal Agency Agreement), as amended by Amendment No. 1 to Fiscal Agency Agreement, dated as of February 24, 2004 and Amendment No. 2 to Fiscal Agency Agreement, dated as of January 5, 2016 (as so amended, the “Fiscal Agency Agreement”). The Bonds are subject to collective action clauses, set forth in the Fiscal Agency Agreement. Capitalized terms used but not defined in this Bond shall have the meanings assigned to such terms in the Fiscal Agency Agreement, unless the context otherwise requires.

Principal of this Bond shall be payable against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to or at such other offices or agencies as Israel may designate and at the offices of such other Paying Agents as Israel shall have appointed pursuant to the Fiscal Agency Agreement. Payments of principal of this Bond shall be made against surrender of registered Bonds, and payments of interest on this Bond shall be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the due date for such payment to the person entitled thereto at such person’s address appearing on the aforementioned register or, in the case of payments of principal to such other address as the registered holder may specify upon such surrender; provided, however, that any payments shall be made, in the case of a registered holder of at least $1,000,000 aggregate principal amount of Bonds, by transfer of same-day funds to an account maintained by the payee with a bank located in the Borough of Manhattan, The City of New York if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or fewer days as the Fiscal Agent may accept at its discretion) prior to the date of the payments to be obtained, of such election and of the account to which payments are to be made. Israel covenants that until this Bond has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of and interest on this Bond have been made available for payment and either paid or returned to Israel as provided herein, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York for the payment of the principal of and interest on the Bonds as herein provided.

Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Bond shall not be valid or obligatory for any purpose.

IN WITNESS WHEREOF, Israel has caused this instrument to be duly executed.

Dated: January 13, 2026	STATE OF ISRAEL

By
Name:
Title:

By
Name:
Title:

[Signature Page to State of Israel 4.500% Bond due 2031 No. [●]]

This is one of the Bonds of the series designated therein referred to in the within-mentioned Fiscal Agency Agreement.

CITIBANK, N.A., as Fiscal Agent,

By

[Signature Page to State of Israel 4.500% Bond due 2031 No. [●]]

1.            This Bond is a permanent book-entry security evidencing a duly authorized issue of securities of Israel, issued and to be issued in one or more series in accordance with a Fiscal Agency Agreement, copies of which Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in The City of London, England. This Bond is a permanent book-entry security evidencing the Bond of the series designated on the face hereof, limited in aggregate principal amount to $[●].

The Bonds constitute and will constitute direct, general, unconditional, unsecured and unsubordinated External Indebtedness of Israel for which the full faith and credit of Israel is pledged. The Bonds rank and will rank without any preference among themselves and equally with all other unsecured and unsubordinated External Indebtedness of Israel. It is understood that this provision shall not be construed so as to require Israel to make payments under the Bonds ratably with payments being made under any other External Indebtedness.

“External Indebtedness” means Indebtedness that is payable by its terms or at the option of its holder in any currency other than the currency of Israel (other than any such Indebtedness that is originally issued within Israel).

“Guarantee” includes a suretyship or any other arrangement whereby the respective party is directly or indirectly responsible for any External Indebtedness of another Person.

“Indebtedness” means all unsecured and unsubordinated obligations of Israel in respect of money borrowed and Guarantees given by Israel in respect of money borrowed by others.

“Person” means an individual, corporation, partnership, joint venture, trust, unincorporated organization or any other juridical entity, including without limitation a government or governmental body or agency or instrumentality or any international organization or agency.

2.            The Bonds are issuable in fully registered form. Bonds are issuable in the authorized denomination of $200,000 and integral multiples of $1,000 above that amount.

3.            Except as set forth in this Paragraph 3, the Bonds are issuable only as fully registered book-entry securities, without coupons, each registered in the name of The Depository Trust Company, a nominee thereof or a successor to The Depository Trust Company, or a nominee thereof, and (i) no book-entry security may be transferred, except in whole and not in part, and only to The Depository Trust Company, one or more nominees of The Depository Trust Company or one or more respective successors of The Depository Trust Company and its nominees, and (ii) no book-entry security may be exchanged for any Bond other than another book-entry security. Notwithstanding any other provisions of the Fiscal Agency Agreement or this book-entry security, a book-entry security may be exchanged for registered Bonds registered in the name of a person other than The Depository Trust Company, a nominee of The Depository Trust Company or a successor of The Depository Trust Company or its nominee if (i) The Depository Trust Company notifies Israel that it is unwilling or unable to continue as depository for such book-entry security or ceases at any time to be a clearing agency registered under the Securities Exchange Act of 1934, (ii) Israel, in its sole discretion, instructs the Fiscal Agent in writing that a book-entry security shall be so transferable and exchangeable or (iii) there shall have occurred and be continuing an event of default with respect to the Bonds evidenced by this book-entry security. Registered Bonds issued in exchange for this book-entry security will be registered in such names, and issued in such denominations (of $200,000 and integral multiples of $1,000 above that amount), as an authorized representative of The Depository Trust Company shall request.

Israel shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Bonds may be surrendered for registration of transfer or exchange. Israel has initially appointed the corporate trust office of the Fiscal Agent as its agent in the Borough of Manhattan, The City of New York, for such purpose and agrees to cause to be kept at such office a register in which, subject to such reasonable regulations as it may prescribe, Israel will provide for the registration of Bonds and registration of transfers of Bonds. Israel reserves the right to vary or terminate the appointment of the Fiscal Agent as security registrar or to appoint additional or other registrars or to approve any change in the office through which any security registrar acts, provided that there will at all times be a security registrar in the Borough of Manhattan, The City of New York.

The transfer of a Bond is registrable on the aforementioned register upon surrender of such Bond at the corporate trust office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Israel and the Fiscal Agent duly executed by, the registered holder thereof or his attorney duly authorized in writing. Upon such surrender of this Bond for registration of transfer, Israel shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of any authorized denominations and of a like aggregate principal amount.

At the option of the registered holder upon request confirmed in writing, Bonds may be exchanged for Bonds of any authorized denominations and of a like tenor, form and aggregate principal amount upon surrender of the Bonds to be exchanged at the corporate trust office of the Fiscal Agent. Whenever any Bonds are so surrendered for exchange, Israel shall execute, and the Fiscal Agent shall authenticate and deliver, the bonds that the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange will be effected upon the Fiscal Agent being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as Israel may from time to time agree with the Fiscal Agent.

All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of Israel, evidencing the same debt, and entitled to the same benefits, as the Bonds surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but Israel may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge payable in connection therewith, other than an exchange in connection with a partial redemption of a Bond not involving any registration of a transfer.

Prior to due presentment of this Bond for registration of transfer, Israel, the Fiscal Agent and any agent of Israel or the Fiscal Agent may treat the person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither Israel nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

4.            (a) Israel shall pay to the Fiscal Agent at its corporate trust office in the Borough of Manhattan, The City of New York, on or prior to the opening of business on each Interest Payment Date and the maturity date of the Bonds, in such amounts sufficient (with any amounts then held by the Fiscal Agent and available for the purpose) to pay the interest on, and the principal of, the Bonds due and payable on such Interest Payment Date or maturity date, as the case may be. The Fiscal Agent shall apply the amounts so paid to it to the payment of such interest and principal in accordance with the terms of the Bonds and the Fiscal Agency Agreement, including any payments to any Paying Agents as required thereby. Any monies paid by Israel to the Fiscal Agent for the payment of the principal of or interest on any Bonds and remaining unclaimed at the end of two years after such principal or interest shall have become due and payable (whether at maturity or otherwise) shall then be repaid to Israel upon its written request, and upon such repayment all liability of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation Israel may have to pay the principal of and interest on this Bond as the same shall become due.

(b)          In any case where the due date for the payment of the principal of or interest on any Bond shall be at any place of payment a day on which banking institutions are authorized or obligated by law to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place that is not a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date for such payment, and no interest shall accrue for the period after such date.

5.            (a) All payments of principal and interest, if any, made by Israel in respect of the Bonds will be made without withholding or deduction for or on account of any present or future taxes, duties, fees, funds, assessments or other charges of whatsoever nature levied or imposed by or on behalf of Israel or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. In that event, Israel shall pay such additional amounts as will result in receipt by the holders of Bonds of such amounts as would have been received by them had no such withholding or deduction been required, except that no additional amounts shall be payable in respect of any Bonds (a) to a holder (or to a third party on behalf of a holder) where such holder is liable for such taxes, duties, fees, funds, assessments or charges in respect of such Bonds by reason of having some connection with Israel other than the mere holding of the Bonds; or (b) presented for payment more than 30 days after the Relevant Date except to the extent that the holder of such Bonds would have been entitled to such additional amounts on presenting such Bonds for payment on the last day of such period of 30 days. For purposes hereof, “Relevant Date” means whichever is the later of (a) the date on which such payment first becomes due and (b) if the full amount payable has not been received in The City of New York by the Fiscal Agent on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the holders of the Bonds.

Upon not less than 30 days prior notice to holders of the Bonds, Israel shall have the right to require each holder of Bonds to present at the office of any Paying Agent five business days prior to each Record Date a certificate in such form as Israel may from time to time reasonably prescribe in order to comply with applicable law or regulation, to enable Israel to determine its duties and liabilities with respect to (i) any taxes, assessments or governmental charges that Israel, the Fiscal Agent or any Paying Agent may be required to deduct or withhold from payments in respect of such Bonds under any present or future law of the United States or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. Israel shall be entitled to determine its duties and liabilities with respect to such deduction, withholding, reporting or requirements on the basis of information contained in such certificate or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation and shall be entitled to act in accordance with such determination, but shall not be entitled to withhold all or part of any such payment except as required by applicable law.

Israel shall pay all transfer, stamp, documentary and other similar taxes or duties, if any, which may be imposed by Israel, the United States or any political subdivision thereof or taxing authority of or in the foregoing with respect to the Fiscal Agency Agreement or the issuance of this Bond.

(b)          Whenever in this Bond there is a reference, in any context, to the payment of the principal of or interest on, or in respect of, any Bond, such mention shall be deemed to include mention of the payment of additional amounts provided for in Paragraph 5(a) of this Bond to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of such paragraph and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

6.            If one or more of the following events shall have occurred and be continuing (each an “Event of Default”):

(a)          Israel fails to pay, when due, principal of or interest on any of the Bonds and such failure continues for a period of 30 days; or

(b)          Israel defaults in performance or observance of or compliance with any of its other obligations set forth in the Bonds, which default is materially prejudicial to the interests of the holders of the Bonds and not remedied within 60 days after written notice of such default shall have been given to Israel by the holder of any Bond at the corporate trust office of the Fiscal Agent in The City of London, England; or

(c)          Israel declares a moratorium with respect to the payment of principal of or interest on Bonds of a series that is materially prejudicial to the holders of the Bonds of such series;

then the registered holder of this Bond may, at such holder’s option so long as an Event of Default is continuing, declare the principal of the Bond of this series and interest accrued thereon to be due and payable immediately by written demand given to the Fiscal Agent and to Israel at the office of the Fiscal Agent by such holder, and unless prior to receipt of such written demand by the Fiscal Agent all such defaults shall have been cured, the principal of the Bond of this series and interest accrued thereon shall become and be immediately due and payable; provided, however, that any notice declaring the Bonds of this series due and payable shall become effective only when the Fiscal Agent has received such notice from holders of not less than 25% in aggregate principal amount of the Bonds of this series then Outstanding. If any Event of Default shall give rise to a declaration, which declaration shall be effective and all Events of Default shall cease to continue following such declaration, then such declaration may be rescinded and annulled by the affirmative vote or written consent of the holders of not less than 50% in aggregate principal amount of the Bonds of this series then Outstanding in accordance with the procedures set forth in Paragraph 8 of this Bond.

7.            If any mutilated Bond is surrendered to the Fiscal Agent, Israel shall execute, and the Fiscal Agent shall authenticate and deliver in exchange therefor, a new Bond of like tenor and principal amount, bearing a number not contemporaneously outstanding.

If there be delivered to Israel and the Fiscal Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Bond and (ii) such security or indemnity as may be required by them to save each of them and any agent of each of them harmless, then, in the absence of notice to Israel or the Fiscal Agent that such Bond has been acquired by a bona fide purchaser, Israel shall execute, and upon its request the Fiscal Agent shall authenticate and deliver in lieu of any such destroyed, lost or stolen Bond a new Bond of like tenor and principal amount and bearing a number not contemporaneously outstanding.

Upon the issuance of any new Bond under this Paragraph 7, Israel may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and the expenses of the Fiscal Agent) connected therewith.

Every new Bond issued pursuant to this Paragraph 7 in lieu of any destroyed, lost or stolen Bond, shall constitute an original additional contractual obligation of Israel, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone.

Any new Bond delivered pursuant to this Paragraph 7 shall be dated the date of its authentication.

The provisions of this Paragraph 7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

8.            The Fiscal Agency Agreement sets forth the provisions for the convening of meetings of holders of Bonds and actions taken by written consent of the holders of Bonds, as well as the provisions for modification of this Bond and the Fiscal Agency Agreement itself.

9.            Reserved.

10.          This Bond shall be governed by, and interpreted in accordance with, the laws of the State of New York, United States of America, except with respect to its authorization and execution on behalf of Israel, which shall be governed by the laws of Israel.

11.          Israel hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond, and to constitute the same and valid obligation of Israel in accordance with its terms, have been done and performed and have happened in due and strict compliance with the applicable laws of Israel.

12.          From time to time, without the consent of holders of the Bonds of this series, and subject to the required approvals under Israeli law, Israel may create and issue additional Bonds with the same terms and conditions as those of the Bonds of this series (or the same except for the amount of the first interest payment); provided that, if such additional Bonds are not fungible with the outstanding Bonds of this Series for U.S. federal income tax purposes, such additional Bonds will have a separate CUSIP or other identifying number. Israel may also consolidate the additional Bonds to form a single series with the outstanding Bonds of this series.

CUSIP # 46515CJZ8	Series 1
ISIN # US46515CJZ86	No. [●]

Unless this certificate is presented by an authorized representative of The Depository Trust Company to Israel or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

THE STATE OF ISRAEL

5.000% Bonds Due 2036

$500,000,000

The State of Israel (“Israel”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIVE HUNDRED MILLION United States Dollars ($500,000,000) on January 13, 2036 and to pay interest thereon from January 13, 2026, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on January 13 and July 13 in each year, commencing July 13, 2026 (each an “Interest Payment Date”), at the rate of 5.000% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Fiscal Agency Agreement hereinafter referred to, be paid to the person (the “registered holder”) in whose name this Bond (or one or more predecessor Bonds) is registered at the close of business on December 30 or June 29 (whether or not a business day), as the case may be (each a “Regular Record Date”), next preceding such Interest Payment Date at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York. Interest shall be paid on the basis of a 360-day year, consisting of twelve 30-day months. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the registered holder on such Regular Record Date and may either be paid to the person in whose name this Bond (or one or more predecessor Bonds) is registered at the close of business on a special record date for the payment of such interest to be fixed by Israel, notice whereof shall be given to registered holders of Bonds of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this series may be listed, and upon such notice as may be required by such exchange.

This Bond is a permanent book-entry security evidencing a duly authorized issue of securities of Israel (including this Bond, herein called the “Bonds”) and is governed by the provisions of a Fiscal Agency Agreement dated as of March 13, 2000, between Israel and Citibank, N.A., as Fiscal Agent (herein called the “Fiscal Agent”, which term includes any successor fiscal agent under the Fiscal Agency Agreement), as amended by Amendment No. 1 to Fiscal Agency Agreement, dated as of February 24, 2004 and Amendment No. 2 to Fiscal Agency Agreement, dated as of January 5, 2016 (as so amended, the “Fiscal Agency Agreement”). The Bonds are subject to collective action clauses, set forth in the Fiscal Agency Agreement. Capitalized terms used but not defined in this Bond shall have the meanings assigned to such terms in the Fiscal Agency Agreement, unless the context otherwise requires.

Principal of this Bond shall be payable against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to or at such other offices or agencies as Israel may designate and at the offices of such other Paying Agents as Israel shall have appointed pursuant to the Fiscal Agency Agreement. Payments of principal of this Bond shall be made against surrender of registered Bonds, and payments of interest on this Bond shall be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the due date for such payment to the person entitled thereto at such person’s address appearing on the aforementioned register or, in the case of payments of principal to such other address as the registered holder may specify upon such surrender; provided, however, that any payments shall be made, in the case of a registered holder of at least $1,000,000 aggregate principal amount of Bonds, by transfer of same-day funds to an account maintained by the payee with a bank located in the Borough of Manhattan, The City of New York if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or fewer days as the Fiscal Agent may accept at its discretion) prior to the date of the payments to be obtained, of such election and of the account to which payments are to be made. Israel covenants that until this Bond has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of and interest on this Bond have been made available for payment and either paid or returned to Israel as provided herein, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York for the payment of the principal of and interest on the Bonds as herein provided.

Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Bond shall not be valid or obligatory for any purpose.

IN WITNESS WHEREOF, Israel has caused this instrument to be duly executed.

Dated: January 13, 2026	STATE OF ISRAEL

By
Name:
Title:

By
Name:
Title:

[Signature Page to State of Israel 5.000% Bond due 2036 No. [●]]

This is one of the Bonds of the series designated therein referred to in the within-mentioned Fiscal Agency Agreement.

CITIBANK, N.A., as Fiscal Agent,

By

[Signature Page to State of Israel 5.000% Bond due 2036 No. [●]]

1.            This Bond is a permanent book-entry security evidencing a duly authorized issue of securities of Israel, issued and to be issued in one or more series in accordance with a Fiscal Agency Agreement, copies of which Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in The City of London, England. This Bond is a permanent book-entry security evidencing the Bond of the series designated on the face hereof, limited in aggregate principal amount to $500,000,000.

The Bonds constitute and will constitute direct, general, unconditional, unsecured and unsubordinated External Indebtedness of Israel for which the full faith and credit of Israel is pledged. The Bonds rank and will rank without any preference among themselves and equally with all other unsecured and unsubordinated External Indebtedness of Israel. It is understood that this provision shall not be construed so as to require Israel to make payments under the Bonds ratably with payments being made under any other External Indebtedness.

“External Indebtedness” means Indebtedness that is payable by its terms or at the option of its holder in any currency other than the currency of Israel (other than any such Indebtedness that is originally issued within Israel).

“Guarantee” includes a suretyship or any other arrangement whereby the respective party is directly or indirectly responsible for any External Indebtedness of another Person.

“Indebtedness” means all unsecured and unsubordinated obligations of Israel in respect of money borrowed and Guarantees given by Israel in respect of money borrowed by others.

“Person” means an individual, corporation, partnership, joint venture, trust, unincorporated organization or any other juridical entity, including without limitation a government or governmental body or agency or instrumentality or any international organization or agency.

2.            The Bonds are issuable in fully registered form. Bonds are issuable in the authorized denomination of $200,000 and integral multiples of $1,000 above that amount.

3.            Except as set forth in this Paragraph 3, the Bonds are issuable only as fully registered book-entry securities, without coupons, each registered in the name of The Depository Trust Company, a nominee thereof or a successor to The Depository Trust Company, or a nominee thereof, and (i) no book-entry security may be transferred, except in whole and not in part, and only to The Depository Trust Company, one or more nominees of The Depository Trust Company or one or more respective successors of The Depository Trust Company and its nominees, and (ii) no book-entry security may be exchanged for any Bond other than another book-entry security. Notwithstanding any other provisions of the Fiscal Agency Agreement or this book-entry security, a book-entry security may be exchanged for registered Bonds registered in the name of a person other than The Depository Trust Company, a nominee of The Depository Trust Company or a successor of The Depository Trust Company or its nominee if (i) The Depository Trust Company notifies Israel that it is unwilling or unable to continue as depository for such book-entry security or ceases at any time to be a clearing agency registered under the Securities Exchange Act of 1934, (ii) Israel, in its sole discretion, instructs the Fiscal Agent in writing that a book-entry security shall be so transferable and exchangeable or (iii) there shall have occurred and be continuing an event of default with respect to the Bonds evidenced by this book-entry security. Registered Bonds issued in exchange for this book-entry security will be registered in such names, and issued in such denominations (of $200,000 and integral multiples of $1,000 above that amount), as an authorized representative of The Depository Trust Company shall request.

Israel shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Bonds may be surrendered for registration of transfer or exchange. Israel has initially appointed the corporate trust office of the Fiscal Agent as its agent in the Borough of Manhattan, The City of New York, for such purpose and agrees to cause to be kept at such office a register in which, subject to such reasonable regulations as it may prescribe, Israel will provide for the registration of Bonds and registration of transfers of Bonds. Israel reserves the right to vary or terminate the appointment of the Fiscal Agent as security registrar or to appoint additional or other registrars or to approve any change in the office through which any security registrar acts, provided that there will at all times be a security registrar in the Borough of Manhattan, The City of New York.

The transfer of a Bond is registrable on the aforementioned register upon surrender of such Bond at the corporate trust office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Israel and the Fiscal Agent duly executed by, the registered holder thereof or his attorney duly authorized in writing. Upon such surrender of this Bond for registration of transfer, Israel shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of any authorized denominations and of a like aggregate principal amount.

At the option of the registered holder upon request confirmed in writing, Bonds may be exchanged for Bonds of any authorized denominations and of a like tenor, form and aggregate principal amount upon surrender of the Bonds to be exchanged at the corporate trust office of the Fiscal Agent. Whenever any Bonds are so surrendered for exchange, Israel shall execute, and the Fiscal Agent shall authenticate and deliver, the bonds that the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange will be effected upon the Fiscal Agent being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as Israel may from time to time agree with the Fiscal Agent.

All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of Israel, evidencing the same debt, and entitled to the same benefits, as the Bonds surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but Israel may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge payable in connection therewith, other than an exchange in connection with a partial redemption of a Bond not involving any registration of a transfer.

Prior to due presentment of this Bond for registration of transfer, Israel, the Fiscal Agent and any agent of Israel or the Fiscal Agent may treat the person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither Israel nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

4.            (a) Israel shall pay to the Fiscal Agent at its corporate trust office in the Borough of Manhattan, The City of New York, on or prior to the opening of business on each Interest Payment Date and the maturity date of the Bonds, in such amounts sufficient (with any amounts then held by the Fiscal Agent and available for the purpose) to pay the interest on, and the principal of, the Bonds due and payable on such Interest Payment Date or maturity date, as the case may be. The Fiscal Agent shall apply the amounts so paid to it to the payment of such interest and principal in accordance with the terms of the Bonds and the Fiscal Agency Agreement, including any payments to any Paying Agents as required thereby. Any monies paid by Israel to the Fiscal Agent for the payment of the principal of or interest on any Bonds and remaining unclaimed at the end of two years after such principal or interest shall have become due and payable (whether at maturity or otherwise) shall then be repaid to Israel upon its written request, and upon such repayment all liability of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation Israel may have to pay the principal of and interest on this Bond as the same shall become due.

(b)            In any case where the due date for the payment of the principal of or interest on any Bond shall be at any place of payment a day on which banking institutions are authorized or obligated by law to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place that is not a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date for such payment, and no interest shall accrue for the period after such date.

5.            (a) All payments of principal and interest, if any, made by Israel in respect of the Bonds will be made without withholding or deduction for or on account of any present or future taxes, duties, fees, funds, assessments or other charges of whatsoever nature levied or imposed by or on behalf of Israel or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. In that event, Israel shall pay such additional amounts as will result in receipt by the holders of Bonds of such amounts as would have been received by them had no such withholding or deduction been required, except that no additional amounts shall be payable in respect of any Bonds (a) to a holder (or to a third party on behalf of a holder) where such holder is liable for such taxes, duties, fees, funds, assessments or charges in respect of such Bonds by reason of having some connection with Israel other than the mere holding of the Bonds; or (b) presented for payment more than 30 days after the Relevant Date except to the extent that the holder of such Bonds would have been entitled to such additional amounts on presenting such Bonds for payment on the last day of such period of 30 days. For purposes hereof, “Relevant Date” means whichever is the later of (a) the date on which such payment first becomes due and (b) if the full amount payable has not been received in The City of New York by the Fiscal Agent on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the holders of the Bonds.

Upon not less than 30 days prior notice to holders of the Bonds, Israel shall have the right to require each holder of Bonds to present at the office of any Paying Agent five business days prior to each Record Date a certificate in such form as Israel may from time to time reasonably prescribe in order to comply with applicable law or regulation, to enable Israel to determine its duties and liabilities with respect to (i) any taxes, assessments or governmental charges that Israel, the Fiscal Agent or any Paying Agent may be required to deduct or withhold from payments in respect of such Bonds under any present or future law of the United States or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. Israel shall be entitled to determine its duties and liabilities with respect to such deduction, withholding, reporting or requirements on the basis of information contained in such certificate or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation and shall be entitled to act in accordance with such determination, but shall not be entitled to withhold all or part of any such payment except as required by applicable law.

Israel shall pay all transfer, stamp, documentary and other similar taxes or duties, if any, which may be imposed by Israel, the United States or any political subdivision thereof or taxing authority of or in the foregoing with respect to the Fiscal Agency Agreement or the issuance of this Bond.

(b)            Whenever in this Bond there is a reference, in any context, to the payment of the principal of or interest on, or in respect of, any Bond, such mention shall be deemed to include mention of the payment of additional amounts provided for in Paragraph 5(a) of this Bond to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of such paragraph and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

6.            If one or more of the following events shall have occurred and be continuing (each an “Event of Default”):

(a)          Israel fails to pay, when due, principal of or interest on any of the Bonds and such failure continues for a period of 30 days; or

(b)          Israel defaults in performance or observance of or compliance with any of its other obligations set forth in the Bonds, which default is materially prejudicial to the interests of the holders of the Bonds and not remedied within 60 days after written notice of such default shall have been given to Israel by the holder of any Bond at the corporate trust office of the Fiscal Agent in The City of London, England; or

(c)          Israel declares a moratorium with respect to the payment of principal of or interest on Bonds of a series that is materially prejudicial to the holders of the Bonds of such series;

then the registered holder of this Bond may, at such holder’s option so long as an Event of Default is continuing, declare the principal of the Bond of this series and interest accrued thereon to be due and payable immediately by written demand given to the Fiscal Agent and to Israel at the office of the Fiscal Agent by such holder, and unless prior to receipt of such written demand by the Fiscal Agent all such defaults shall have been cured, the principal of the Bond of this series and interest accrued thereon shall become and be immediately due and payable; provided, however, that any notice declaring the Bonds of this series due and payable shall become effective only when the Fiscal Agent has received such notice from holders of not less than 25% in aggregate principal amount of the Bonds of this series then Outstanding. If any Event of Default shall give rise to a declaration, which declaration shall be effective and all Events of Default shall cease to continue following such declaration, then such declaration may be rescinded and annulled by the affirmative vote or written consent of the holders of not less than 50% in aggregate principal amount of the Bonds of this series then Outstanding in accordance with the procedures set forth in Paragraph 8 of this Bond.

7.            If any mutilated Bond is surrendered to the Fiscal Agent, Israel shall execute, and the Fiscal Agent shall authenticate and deliver in exchange therefor, a new Bond of like tenor and principal amount, bearing a number not contemporaneously outstanding.

If there be delivered to Israel and the Fiscal Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Bond and (ii) such security or indemnity as may be required by them to save each of them and any agent of each of them harmless, then, in the absence of notice to Israel or the Fiscal Agent that such Bond has been acquired by a bona fide purchaser, Israel shall execute, and upon its request the Fiscal Agent shall authenticate and deliver in lieu of any such destroyed, lost or stolen Bond a new Bond of like tenor and principal amount and bearing a number not contemporaneously outstanding.

Upon the issuance of any new Bond under this Paragraph 7, Israel may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and the expenses of the Fiscal Agent) connected therewith.

Every new Bond issued pursuant to this Paragraph 7 in lieu of any destroyed, lost or stolen Bond, shall constitute an original additional contractual obligation of Israel, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone.

Any new Bond delivered pursuant to this Paragraph 7 shall be dated the date of its authentication.

The provisions of this Paragraph 7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

8.            The Fiscal Agency Agreement sets forth the provisions for the convening of meetings of holders of Bonds and actions taken by written consent of the holders of Bonds, as well as the provisions for modification of this Bond and the Fiscal Agency Agreement itself.

9.            Reserved.

10.          This Bond shall be governed by, and interpreted in accordance with, the laws of the State of New York, United States of America, except with respect to its authorization and execution on behalf of Israel, which shall be governed by the laws of Israel.

11.          Israel hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond, and to constitute the same and valid obligation of Israel in accordance with its terms, have been done and performed and have happened in due and strict compliance with the applicable laws of Israel.

12.          From time to time, without the consent of holders of the Bonds of this series, and subject to the required approvals under Israeli law, Israel may create and issue additional Bonds with the same terms and conditions as those of the Bonds of this series (or the same except for the amount of the first interest payment); provided that, if such additional Bonds are not fungible with the outstanding Bonds of this Series for U.S. federal income tax purposes, such additional Bonds will have a separate CUSIP or other identifying number. Israel may also consolidate the additional Bonds to form a single series with the outstanding Bonds of this series.

CUSIP # 46515CKR4	Series 1
ISIN # US46515CKR42	No. [●]

Unless this certificate is presented by an authorized representative of The Depository Trust Company to Israel or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

THE STATE OF ISRAEL

5.875% Bonds Due 2056

$[●]

The State of Israel (“Israel”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [●] MILLION United States Dollars ($[●]) on January 13, 2056 and to pay interest thereon from January 13, 2026, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on January 13 and July 13 in each year, commencing July 13, 2026 (each an “Interest Payment Date”), at the rate of 5.875% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Fiscal Agency Agreement hereinafter referred to, be paid to the person (the “registered holder”) in whose name this Bond (or one or more predecessor Bonds) is registered at the close of business on December 30 or June 29 (whether or not a business day), as the case may be (each a “Regular Record Date”), next preceding such Interest Payment Date at the corporate trust office of the Fiscal Agent in the Borough of Manhattan, The City of New York. Interest shall be paid on the basis of a 360-day year, consisting of twelve 30-day months. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the registered holder on such Regular Record Date and may either be paid to the person in whose name this Bond (or one or more predecessor Bonds) is registered at the close of business on a special record date for the payment of such interest to be fixed by Israel, notice whereof shall be given to registered holders of Bonds of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this series may be listed, and upon such notice as may be required by such exchange.

This Bond is a permanent book-entry security evidencing a duly authorized issue of securities of Israel (including this Bond, herein called the “Bonds”) and is governed by the provisions of a Fiscal Agency Agreement dated as of March 13, 2000, between Israel and Citibank, N.A., as Fiscal Agent (herein called the “Fiscal Agent”, which term includes any successor fiscal agent under the Fiscal Agency Agreement), as amended by Amendment No. 1 to Fiscal Agency Agreement, dated as of February 24, 2004 and Amendment No. 2 to Fiscal Agency Agreement, dated as of January 5, 2016 (as so amended, the “Fiscal Agency Agreement”). The Bonds are subject to collective action clauses, set forth in the Fiscal Agency Agreement. Capitalized terms used but not defined in this Bond shall have the meanings assigned to such terms in the Fiscal Agency Agreement, unless the context otherwise requires.

Principal of this Bond shall be payable against surrender hereof at the corporate trust office of the Fiscal Agent hereinafter referred to or at such other offices or agencies as Israel may designate and at the offices of such other Paying Agents as Israel shall have appointed pursuant to the Fiscal Agency Agreement. Payments of principal of this Bond shall be made against surrender of registered Bonds, and payments of interest on this Bond shall be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the due date for such payment to the person entitled thereto at such person’s address appearing on the aforementioned register or, in the case of payments of principal to such other address as the registered holder may specify upon such surrender; provided, however, that any payments shall be made, in the case of a registered holder of at least $1,000,000 aggregate principal amount of Bonds, by transfer of same-day funds to an account maintained by the payee with a bank located in the Borough of Manhattan, The City of New York if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or fewer days as the Fiscal Agent may accept at its discretion) prior to the date of the payments to be obtained, of such election and of the account to which payments are to be made. Israel covenants that until this Bond has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of and interest on this Bond have been made available for payment and either paid or returned to Israel as provided herein, it will at all times maintain offices or agencies in the Borough of Manhattan, The City of New York for the payment of the principal of and interest on the Bonds as herein provided.

Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Fiscal Agent by manual signature, this Bond shall not be valid or obligatory for any purpose.

IN WITNESS WHEREOF, Israel has caused this instrument to be duly executed.

Dated: January 13, 2026	STATE OF ISRAEL

By
Name:
Title:

By
Name:
Title:

[Signature Page to State of Israel 5.000% Bond due 2036 No. [●]]

This is one of the Bonds of the series designated therein referred to in the within-mentioned Fiscal Agency Agreement.

CITIBANK, N.A., as Fiscal Agent,

By

[Signature Page to State of Israel 5.000% Bond due 2036 No. [●]]

1.            This Bond is a permanent book-entry security evidencing a duly authorized issue of securities of Israel, issued and to be issued in one or more series in accordance with a Fiscal Agency Agreement, copies of which Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent in The City of London, England. This Bond is a permanent book-entry security evidencing the Bond of the series designated on the face hereof, limited in aggregate principal amount to $[●].

The Bonds constitute and will constitute direct, general, unconditional, unsecured and unsubordinated External Indebtedness of Israel for which the full faith and credit of Israel is pledged. The Bonds rank and will rank without any preference among themselves and equally with all other unsecured and unsubordinated External Indebtedness of Israel. It is understood that this provision shall not be construed so as to require Israel to make payments under the Bonds ratably with payments being made under any other External Indebtedness.

“External Indebtedness” means Indebtedness that is payable by its terms or at the option of its holder in any currency other than the currency of Israel (other than any such Indebtedness that is originally issued within Israel).

“Guarantee” includes a suretyship or any other arrangement whereby the respective party is directly or indirectly responsible for any External Indebtedness of another Person.

“Indebtedness” means all unsecured and unsubordinated obligations of Israel in respect of money borrowed and Guarantees given by Israel in respect of money borrowed by others.

“Person” means an individual, corporation, partnership, joint venture, trust, unincorporated organization or any other juridical entity, including without limitation a government or governmental body or agency or instrumentality or any international organization or agency.

2.            The Bonds are issuable in fully registered form. Bonds are issuable in the authorized denomination of $200,000 and integral multiples of $1,000 above that amount.

3.            Except as set forth in this Paragraph 3, the Bonds are issuable only as fully registered book-entry securities, without coupons, each registered in the name of The Depository Trust Company, a nominee thereof or a successor to The Depository Trust Company, or a nominee thereof, and (i) no book-entry security may be transferred, except in whole and not in part, and only to The Depository Trust Company, one or more nominees of The Depository Trust Company or one or more respective successors of The Depository Trust Company and its nominees, and (ii) no book-entry security may be exchanged for any Bond other than another book-entry security. Notwithstanding any other provisions of the Fiscal Agency Agreement or this book-entry security, a book-entry security may be exchanged for registered Bonds registered in the name of a person other than The Depository Trust Company, a nominee of The Depository Trust Company or a successor of The Depository Trust Company or its nominee if (i) The Depository Trust Company notifies Israel that it is unwilling or unable to continue as depository for such book-entry security or ceases at any time to be a clearing agency registered under the Securities Exchange Act of 1934, (ii) Israel, in its sole discretion, instructs the Fiscal Agent in writing that a book-entry security shall be so transferable and exchangeable or (iii) there shall have occurred and be continuing an event of default with respect to the Bonds evidenced by this book-entry security. Registered Bonds issued in exchange for this book-entry security will be registered in such names, and issued in such denominations (of $200,000 and integral multiples of $1,000 above that amount), as an authorized representative of The Depository Trust Company shall request.

Israel shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Bonds may be surrendered for registration of transfer or exchange. Israel has initially appointed the corporate trust office of the Fiscal Agent as its agent in the Borough of Manhattan, The City of New York, for such purpose and agrees to cause to be kept at such office a register in which, subject to such reasonable regulations as it may prescribe, Israel will provide for the registration of Bonds and registration of transfers of Bonds. Israel reserves the right to vary or terminate the appointment of the Fiscal Agent as security registrar or to appoint additional or other registrars or to approve any change in the office through which any security registrar acts, provided that there will at all times be a security registrar in the Borough of Manhattan, The City of New York.

The transfer of a Bond is registrable on the aforementioned register upon surrender of such Bond at the corporate trust office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Israel and the Fiscal Agent duly executed by, the registered holder thereof or his attorney duly authorized in writing. Upon such surrender of this Bond for registration of transfer, Israel shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of any authorized denominations and of a like aggregate principal amount.

At the option of the registered holder upon request confirmed in writing, Bonds may be exchanged for Bonds of any authorized denominations and of a like tenor, form and aggregate principal amount upon surrender of the Bonds to be exchanged at the corporate trust office of the Fiscal Agent. Whenever any Bonds are so surrendered for exchange, Israel shall execute, and the Fiscal Agent shall authenticate and deliver, the bonds that the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange will be effected upon the Fiscal Agent being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as Israel may from time to time agree with the Fiscal Agent.

All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of Israel, evidencing the same debt, and entitled to the same benefits, as the Bonds surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but Israel may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge payable in connection therewith, other than an exchange in connection with a partial redemption of a Bond not involving any registration of a transfer.

Prior to due presentment of this Bond for registration of transfer, Israel, the Fiscal Agent and any agent of Israel or the Fiscal Agent may treat the person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither Israel nor the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

4.            (a) Israel shall pay to the Fiscal Agent at its corporate trust office in the Borough of Manhattan, The City of New York, on or prior to the opening of business on each Interest Payment Date and the maturity date of the Bonds, in such amounts sufficient (with any amounts then held by the Fiscal Agent and available for the purpose) to pay the interest on, and the principal of, the Bonds due and payable on such Interest Payment Date or maturity date, as the case may be. The Fiscal Agent shall apply the amounts so paid to it to the payment of such interest and principal in accordance with the terms of the Bonds and the Fiscal Agency Agreement, including any payments to any Paying Agents as required thereby. Any monies paid by Israel to the Fiscal Agent for the payment of the principal of or interest on any Bonds and remaining unclaimed at the end of two years after such principal or interest shall have become due and payable (whether at maturity or otherwise) shall then be repaid to Israel upon its written request, and upon such repayment all liability of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation Israel may have to pay the principal of and interest on this Bond as the same shall become due.

(b)          In any case where the due date for the payment of the principal of or interest on any Bond shall be at any place of payment a day on which banking institutions are authorized or obligated by law to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place that is not a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date for such payment, and no interest shall accrue for the period after such date.

5.            (a) All payments of principal and interest, if any, made by Israel in respect of the Bonds will be made without withholding or deduction for or on account of any present or future taxes, duties, fees, funds, assessments or other charges of whatsoever nature levied or imposed by or on behalf of Israel or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. In that event, Israel shall pay such additional amounts as will result in receipt by the holders of Bonds of such amounts as would have been received by them had no such withholding or deduction been required, except that no additional amounts shall be payable in respect of any Bonds (a) to a holder (or to a third party on behalf of a holder) where such holder is liable for such taxes, duties, fees, funds, assessments or charges in respect of such Bonds by reason of having some connection with Israel other than the mere holding of the Bonds; or (b) presented for payment more than 30 days after the Relevant Date except to the extent that the holder of such Bonds would have been entitled to such additional amounts on presenting such Bonds for payment on the last day of such period of 30 days. For purposes hereof, “Relevant Date” means whichever is the later of (a) the date on which such payment first becomes due and (b) if the full amount payable has not been received in The City of New York by the Fiscal Agent on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the holders of the Bonds.

Upon not less than 30 days prior notice to holders of the Bonds, Israel shall have the right to require each holder of Bonds to present at the office of any Paying Agent five business days prior to each Record Date a certificate in such form as Israel may from time to time reasonably prescribe in order to comply with applicable law or regulation, to enable Israel to determine its duties and liabilities with respect to (i) any taxes, assessments or governmental charges that Israel, the Fiscal Agent or any Paying Agent may be required to deduct or withhold from payments in respect of such Bonds under any present or future law of the United States or any regulation of any taxing authority thereof and (ii) any reporting or other requirements under such laws or regulations. Israel shall be entitled to determine its duties and liabilities with respect to such deduction, withholding, reporting or requirements on the basis of information contained in such certificate or, if no certificate shall be presented, on the basis of any presumption created by any such law or regulation and shall be entitled to act in accordance with such determination, but shall not be entitled to withhold all or part of any such payment except as required by applicable law.

Israel shall pay all transfer, stamp, documentary and other similar taxes or duties, if any, which may be imposed by Israel, the United States or any political subdivision thereof or taxing authority of or in the foregoing with respect to the Fiscal Agency Agreement or the issuance of this Bond.

(b)          Whenever in this Bond there is a reference, in any context, to the payment of the principal of or interest on, or in respect of, any Bond, such mention shall be deemed to include mention of the payment of additional amounts provided for in Paragraph 5(a) of this Bond to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of such paragraph and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

6.            If one or more of the following events shall have occurred and be continuing (each an “Event of Default”):

(a)          Israel fails to pay, when due, principal of or interest on any of the Bonds and such failure continues for a period of 30 days; or

(b)          Israel defaults in performance or observance of or compliance with any of its other obligations set forth in the Bonds, which default is materially prejudicial to the interests of the holders of the Bonds and not remedied within 60 days after written notice of such default shall have been given to Israel by the holder of any Bond at the corporate trust office of the Fiscal Agent in The City of London, England; or

(c)          Israel declares a moratorium with respect to the payment of principal of or interest on Bonds of a series that is materially prejudicial to the holders of the Bonds of such series;

then the registered holder of this Bond may, at such holder’s option so long as an Event of Default is continuing, declare the principal of the Bond of this series and interest accrued thereon to be due and payable immediately by written demand given to the Fiscal Agent and to Israel at the office of the Fiscal Agent by such holder, and unless prior to receipt of such written demand by the Fiscal Agent all such defaults shall have been cured, the principal of the Bond of this series and interest accrued thereon shall become and be immediately due and payable; provided, however, that any notice declaring the Bonds of this series due and payable shall become effective only when the Fiscal Agent has received such notice from holders of not less than 25% in aggregate principal amount of the Bonds of this series then Outstanding. If any Event of Default shall give rise to a declaration, which declaration shall be effective and all Events of Default shall cease to continue following such declaration, then such declaration may be rescinded and annulled by the affirmative vote or written consent of the holders of not less than 50% in aggregate principal amount of the Bonds of this series then Outstanding in accordance with the procedures set forth in Paragraph 8 of this Bond.

7.            If any mutilated Bond is surrendered to the Fiscal Agent, Israel shall execute, and the Fiscal Agent shall authenticate and deliver in exchange therefor, a new Bond of like tenor and principal amount, bearing a number not contemporaneously outstanding.

If there be delivered to Israel and the Fiscal Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Bond and (ii) such security or indemnity as may be required by them to save each of them and any agent of each of them harmless, then, in the absence of notice to Israel or the Fiscal Agent that such Bond has been acquired by a bona fide purchaser, Israel shall execute, and upon its request the Fiscal Agent shall authenticate and deliver in lieu of any such destroyed, lost or stolen Bond a new Bond of like tenor and principal amount and bearing a number not contemporaneously outstanding.

Upon the issuance of any new Bond under this Paragraph 7, Israel may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and the expenses of the Fiscal Agent) connected therewith.

Every new Bond issued pursuant to this Paragraph 7 in lieu of any destroyed, lost or stolen Bond, shall constitute an original additional contractual obligation of Israel, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone.

Any new Bond delivered pursuant to this Paragraph 7 shall be dated the date of its authentication.

The provisions of this Paragraph 7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

8.            The Fiscal Agency Agreement sets forth the provisions for the convening of meetings of holders of Bonds and actions taken by written consent of the holders of Bonds, as well as the provisions for modification of this Bond and the Fiscal Agency Agreement itself.

9.            Reserved.

10.          This Bond shall be governed by, and interpreted in accordance with, the laws of the State of New York, United States of America, except with respect to its authorization and execution on behalf of Israel, which shall be governed by the laws of Israel.

11.          Israel hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond, and to constitute the same and valid obligation of Israel in accordance with its terms, have been done and performed and have happened in due and strict compliance with the applicable laws of Israel.

12.          From time to time, without the consent of holders of the Bonds of this series, and subject to the required approvals under Israeli law, Israel may create and issue additional Bonds with the same terms and conditions as those of the Bonds of this series (or the same except for the amount of the first interest payment); provided that, if such additional Bonds are not fungible with the outstanding Bonds of this Series for U.S. federal income tax purposes, such additional Bonds will have a separate CUSIP or other identifying number. Israel may also consolidate the additional Bonds to form a single series with the outstanding Bonds of this series.